Exhibit 10(b)

FIFTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”) is entered into as of November 6, 2017 (the “Fifth Amendment Effective Date”), by and among DENBURY RESOURCES INC., a Delaware corporation (“Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions party hereto as Lenders (hereinafter collectively referred to as the “Executing Lenders”, and each individually, an “Executing Lender”).
W I T N E S S E T H
WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 9, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Fifth Amendment);

WHEREAS, pursuant to the Credit Agreement, Lenders have extended credit in the form of Loans to Borrower and provided certain other credit accommodations to Borrower;

WHEREAS, Borrower has requested that Lenders amend certain provisions contained in the Credit Agreement as more specifically provided for herein; and
WHEREAS, subject to and upon the terms and conditions set forth herein, the Executing Lenders have agreed to enter into this Fifth Amendment to amend certain provisions of the Credit Agreement as more specifically provided for herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and the Executing Lenders hereby agree as follows:

Section 1.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 1.

1.1Additional Definition. Section 1.1(a) of the Credit Agreement shall be amended to add thereto in alphabetical order the following definition, which shall read in full as follows:

“Fifth Amendment” shall mean that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of November 6, 2017 among

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the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.
1.2Restatement of Definition. The definition of “Credit Documents” contained in Section 1.1(a) of the Credit Agreement shall be amended and restated to read in full as follows:

“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Guarantee, the Security Documents, any Intercreditor Agreement and any promissory notes issued by the Borrower under this Agreement and any other agreements executed by Credit Parties in connection with this Agreement and expressly identified as “Credit Documents” therein.
1.3Amendment to Section 10.1 of the Credit Agreement. Section 10.1(aa)(i) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“(i)    the Permitted Junior Lien Debt Principal Amount may not exceed $1,200,000,000 outstanding at any one time;”
Section 2.Conditions Precedent to Amendment. Subject to the satisfaction (or waiver) of the following conditions, the amendments to the Credit Agreement contained in Section 1 hereof shall each be effective on the Fifth Amendment Effective Date:

2.1Counterparts. Administrative Agent shall have received counterparts hereof duly executed by an Authorized Officer of each of Borrower, the Guarantors and the Majority Lenders.

2.2No Default; No Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing, and no Borrowing Base Deficiency shall then exist.

2.3Payment of Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date.

2.4Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Fifth Amendment and the transactions contemplated hereby.

Section 3.Representations and Warranties. To induce Executing Lenders and Administrative Agent to enter into this Fifth Amendment, Borrower hereby represents and warrants to Lenders and Administrative Agent as follows as of the Fifth Amendment Effective Date:

3.1Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Credit Documents is true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification in which case such representations and warranties shall be true and correct in all respects) with the same effect as

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though each such representation and warranty had been made on and as of the Fifth Amendment Effective Date (except where any such representation and warranty expressly relates to an earlier date, in which case each such representation and warranty shall have been true and correct in all material respects as of such earlier date).

3.2Due Authorization. The execution, delivery and performance by Borrower of this Fifth Amendment are within Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, and require no action by or in respect of, or filing with, any governmental body, agency or official.

3.3Validity and Enforceability. This Fifth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

3.4No Defense. Borrower acknowledges that Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Credit Documents or any Liens intended to be created thereby.

Section 4.Miscellaneous.

4.1No Waivers. No failure or delay on the part of Administrative Agent or Lenders to exercise any right or remedy under the Credit Agreement, any other Credit Documents or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Credit Documents and applicable law.

4.2Reaffirmation of Credit Documents. Any and all of the terms and provisions of the Credit Agreement and the other Credit Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby or thereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

4.3Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fifth Amendment and all related documents.

4.4Parties in Interest. All of the terms and provisions of this Fifth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.5Counterparts. This Fifth Amendment may be executed in counterparts (including, without limitation, by electronic signature), and all parties need not execute the same

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counterpart; however, no party shall be bound by this Fifth Amendment until Borrower, the Guarantors and the Majority Lenders have executed a counterpart. Facsimiles and counterparts executed by electronic signature (e.g., .pdf) shall be effective as originals.

4.6Complete Agreement. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.7Headings. The headings, captions and arrangements used in this Fifth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fifth Amendment, nor affect the meaning thereof.

4.8Governing Law. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.9Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.10Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective authorized officers effective as of the Fifth Amendment Effective Date.

BORROWER:

DENBURY RESOURCES INC.,
a Delaware corporation

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

Each of the undersigned (i) consent and agree to this Fifth Amendment, and (ii) agree that the Credit Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

GUARANTORS:

DENBURY GATHERING & MARKETING, INC.
DENBURY HOLDINGS, INC.
DENBURY OPERATING COMPANY
DENBURY ONSHORE, LLC
DENBURY PIPELINE HOLDINGS, LLC
DENBURY AIR, LLC
DENBURY GREEN PIPELINE-TEXAS, LLC
DENBURY GULF COAST PIPELINES, LLC
GREENCORE PIPELINE COMPANY LLC
DENBURY GREEN PIPELINE-MONTANA, LLC
DENBURY GREEN PIPELINE-RILEY RIDGE, LLC
DENBURY THOMPSON PIPELINE, LLC
ENCORE PARTNERS GP HOLDINGS, LLC
PLAIN ENERGY HOLDINGS, LLC

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

DENBURY BROOKHAVEN PIPELINE, LLC

By:	/s/ James S. Matthews
Name:	James S. Matthews
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

DENBURY BROOKHAVEN PIPELINE PARTNERSHIP, LP

By:	Denbury Brookhaven Pipeline, LLC, its general partner

By:	/s/ James S. Matthews
Name:	James S. Matthews
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ADMINISTRATIVE AGENT/LENDER:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Authorized Officer

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark Brewster
Name:	Mark Brewster
Title:	Vice President

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

COMERICA BANK,
as a Lender

By:	/s/ Jeffrey M. Parilla
Name:	Jeffrey M. Parilla
Title:	Vice President

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Ting Lee
Name:	Ting Lee
Title:	Director

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ Brian S. Broyles
Name:	Brian S. Broyles
Title:	Attorney-In-Fact

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Mr. Toshitake Funaki
Name:	Mr. Toshitake Funaki
Title:	General Manager

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

FIFTH THIRD BANK,
as a Lender

By:	/s/ Helen Wiggins
Name:	Helen Wiggins
Title:	Vice President

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Managing Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
Denbury Resources Inc.